Schedule of Investments

March 31, 2022 (Unaudited)

Tactical Income Fund

Security Description		Shares or Principal Amount ($)	Fair Value ($)(1)

Registered Investment Companies (U.S. Fixed Income) - 62.6%

BBH LIMITED DURATION FUND - CLASS I		412,267	4,176,262
DIAMOND HILL SHORT DURATION SECURITIZED BOND FUND - CLASS Y		211,877	2,082,750
DOUBLINE TOTAL RETURN BOND FUND - CLASS I		233,310	2,291,103
FROST TOTAL RETURN BOND FUND - CLASS I		278,534	2,788,125
ISHARES CORE 1-5 YEAR USD BOND ETF (4)(5)		285,975	13,858,347
LORD ABBETT FLOATING RATE FUND - CLASS I		420,252	3,500,698
PGIM HIGH YIELD FUND - CLASS R6		252,355	1,302,150
PGIM SHORT TERM CORPORATE BOND - CLASS R6		90,033	960,656
SPDR BLACKSTONE SENIOR LOAN ETF (4)(6)		280,011	12,589,295

Total Registered Investment Companies (U.S. Fixed Income)	(Cost	$44,434,392)	43,549,386

Money Market Registered Investment Companies - 7.0%

Meeder Institutional Prime Money Market Fund, 0.22% (2)		4,830,111	4,828,179

Total Money Market Registered Investment Companies	(Cost	$4,826,940)	4,828,179

U.S. Government Obligations - 30.5%

Government National Mortgage Association, 6.50%, due 7/20/2038		58,790	68,123
U.S. Treasury Bill, 0.43%, due 6/30/2022		21,127,000	21,098,221

Total U.S. Government Obligations	(Cost	$21,167,432)	21,166,344

Total Investments - 100.1%	(Cost	$70,428,764)	69,543,909

Liabilities less Other Assets - (0.1%)			(97,195)

Total Net Assets - 100.0%			69,446,714

Trustee Deferred Compensation (3)

Meeder Balanced Fund - Retail Class		1,325	16,987
Meeder Dynamic Allocation Fund - Retail Class		3,484	46,128
Meeder Muirfield Fund - Retail Class		1,865	16,916
Meeder Conservative Allocation Fund - Retail Class		389	8,842

Total Trustee Deferred Compensation	(Cost	$78,274)	88,873

(1)	Statement on Financial Accounting Standard No. 157 "Fair Value Measurements" - Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 - quoted prices in active markets for identical securities

•	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of March 31, 2022 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments (5)
Level 1 - Quoted Prices	$48,377,565	$-
Level 2 - Other Significant Observable Inputs	21,166,344	-
Level 3 - Significant Unobservable Inputs	-	-
Total	$69,543,909	$-

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt instruments and repurchase agreements with a maturity of less than 60 days are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

(2)	Investment in affiliate. The yield shown represents the 7-day yield in effect at March 31, 2022.

(3)	Assets of affiliates to the Tactical Income Fund held for the benefit of the Fund's Trustees in connection with the Trustee Deferred Compensation Plan.

(4)	Exchange-traded fund.

(5)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.